                                                                EXHIBIT 10.5


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND REPLACED WITH [****] AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              SUBLICENSE AGREEMENT

         THIS SUBLICENSE AGREEMENT ("SUBLICENSE AGREEMENT") is entered into and is effective on this 25th day of July, 2003 (the "EFFECTIVE DATE") by and between MICROSOFT CORPORATION, a Washington corporation with principal offices in Redmond, Washington ("MICROSOFT") and IMMERSION CORPORATION, a Delaware corporation with principal offices in San Jose, California ("IMMERSION"), each a "PARTY" and collectively, the "PARTIES."

                                    RECITALS

         WHEREAS, Immersion has the right to grant a license to Microsoft and its Subsidiaries to enable Microsoft and its Subsidiaries to grant the below described sublicenses to third parties, under certain patent rights more fully described below; and

         WHEREAS, Microsoft desires to acquire a sublicensing right under such patent rights and Immersion desires to grant such a sublicensing right, all on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

                                    AGREEMENT

1.       DEFINITIONS.

         a. "ADULT PRODUCT" means: (i) [****] content, access to which may be lawfully provided solely to users who certify that they are at least 18 years of age; and (ii) media (e.g. videos, CDs and DVDs) containing the content described in (i), but only to the extent that the rights to create the content and/or media described in (i) and (ii) above have been licensed by Immersion prior to the Effective Date under the Licensed Patents to another party on an exclusive basis.

         b. "CONDITIONAL PATENTS" means Patents for which the grant of licenses, releases, or freedom from suit to Microsoft or Microsoft Subsidiaries for sublicensing or passing through to a Sublicensee, on the terms and conditions set forth herein, results in an obligation to pay, or the payment of, additional royalties by Immersion or its Subsidiaries to third parties (except for payments among Immersion and its Subsidiaries, and payments made to third parties for inventions made by said third parties while employed by or under an obligation to assign inventions to Immersion or any of its Subsidiaries).

         c. "FOUNDRY PRODUCT" means a product which is designed by or for a third party without substantial input from the Sublicensee, and manufactured, reproduced, sold, leased, licensed or otherwise transferred from the Sublicensee to that third

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                             PROVIDED UNDER RULE 408

                  party (or to customers of, or as directed by, that third party) on essentially an exclusive basis

         d. "GAME PLATFORM" means: (i) a proprietary consumer computing platform manufactured for the purpose of running game software licensed and written for that platform; (ii) any peripheral device (such as a game pad, joystick or wheel) intended to be used with the computing platform referenced in (i) above, so as to receive input from or transmit output to the user; (iii) game software licensed and written for the computing platform referenced in (i) above; (iv) software development tools used to produce the game software described in (iii) above; and (v) network services to support online gaming activity, including, for example, player match making, data warehousing and voice and chat communications. Sony's PlayStation and Nintendo's GameCube and GameBoy platforms are examples of a Game Platform.

         e. "GAME PLATFORM VENDOR" means an entity which distributes a Game Platform under its own name.

         f. "LICENSED PATENTS" means all Patents under which Immersion or any of its present or future Subsidiaries owns or has as of the Effective Date (or as of the acquisition date in the case of future Subsidiaries), or thereafter obtains, the ability or right to grant licenses, releases or freedom from suit, with the exception of Conditional Patents.

         g. "MEDICAL PRODUCT" means any hardware product, software product, or combination of hardware and software that uses Touch Technology for the medical treatment of patients, the training of medical personnel for medical procedures, or the simulation of any medical procedure. General purpose hardware or software whose primary function is not the delivery of one of the foregoing is not a Medical Product.

         h. "PATENT" means any patent, patent application, provisional application, continuation, continuation-in-part, divisional, reissue, renewal, reexamination, utility model, design patent, and foreign counterparts thereof.

         i.       "ROYALTY-BEARING SONY PRODUCTS" means:

                  (i) handheld mobile entertainment or productivity devices (e.g. a downloadable media player device or a PDA), and portable keyboards, styluses or pens (and replacement components) distributed in connection with such handheld mobile entertainment or productivity devices, except to the extent that such devices constitute Adult Products, Medical Products, or Foundry Products; and

                  (ii) handheld mobile communications devices (e.g., a cell phone) distributed under a Sony or Sony Subsidiary brand, except to the extent that such devices constitute Adult Products, Medical Products, or Foundry Products.

              A handheld device having a primary purpose of playing games shall be deemed to fall within the "Game Platform" definition and is not a Royalty-Bearing Sony Product.

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                             PROVIDED UNDER RULE 408

         j. "SONY" means Sony Corporation, Sony Computer Entertainment, Inc., Sony Computer Entertainment of America, Inc., and any and all of their Subsidiaries.

         k. "SONY LAWSUIT" means the action in the United States District Court for the Northern District of California entitled Immersion Corporation v. Sony Computer Entertainment of America, Inc., Sony Computer Entertainment Inc., and Microsoft Corporation, Northern District of California Case No. C02-00710 CW (WDB), as such action pertains to Sony.

         l. "SUBLICENSEE" means any entity to which Microsoft may grant a sublicense in accordance with this Sublicense Agreement.

         m. "SUBSIDIARY" means a corporation, company or other entity: (i) fifty percent (50%) or more of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by a given entity, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists; or (ii) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but fifty percent (50%) or more of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a given entity, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

         n. "TOUCH TECHNOLOGY" means technology related to calculating, processing, amplifying, communicating, transmitting, controlling, applying, producing, using, or enhancing touch sensations or information related to the sense of touch (e.g., resistance, texture, force). Examples include force feedback, vibration, and tactile response applications.

2.       SUBLICENSING RIGHTS AND PAYMENTS.

         a.       SUBLICENSE RIGHTS FOR GAME PLATFORM VENDORS.

                  (i) Grant of Rights. Immersion on behalf of itself and its Subsidiaries, hereby grants to Microsoft and its Subsidiaries the worldwide, irrevocable, non-terminable right, subject to and during the period set forth in Section 2(j), to sublicense Game Platform Vendors and their Subsidiaries under the Licensed Patents (excluding Patents not directed to Touch Technology) to:

                           (1) make, have made, use, lease, distribute, have distributed, publish, have published, import, provide as a service, offer to sell, sell or otherwise dispose of such Game Platform Vendor's and its Subsidiaries' Game Platforms; and

                           (2) further sublicense third party software developers to use such Game Platform Vendor's and its Subsidiaries' Game Platform software development tools to develop games solely for such Game Platforms.

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                             PROVIDED UNDER RULE 408

                  (ii) Delivery of Copy of Game Platform Sublicense. Microsoft's grant of such a sublicense to a Game Platform Vendor is referred to herein as a "GAME PLATFORM SUBLICENSE." Except as set forth in the last sentence of Section 2(c), Microsoft shall provide Immersion with a copy of the fully executed Game Platform Sublicense within ten (10) days after the Game Platform Sublicense is executed by Microsoft and the applicable Game Platform Vendor.

         b. COMPENSATION FOR GAME PLATFORM VENDORS [****] As Immersion's entire compensation with respect to each individual sublicense granted under Section 2(a) above to a particular Game Platform Vendor [****], (a) Microsoft shall pay Immersion [****] within ten (10) days of Microsoft's granting any such Game Platform Sublicense, and (b) thereafter Microsoft shall pay Immersion [****] of the cash amounts (if any, and including royalty payments and upfront, annual or other license fees) received by Microsoft from such Game Platform Vendor for the Game Platform Sublicense in excess of [****] ("ADDITIONAL SUBLICENSING REVENUE") within thirty (30) days of Microsoft's receipt of any such Additional Sublicensing Revenue.

         c. COMPENSATION FOR [****] GAME PLATFORM SUBLICENSE. In the event Microsoft grants [****] a Game Platform Sublicense on the terms set forth in Section 2(a) above, the following terms shall apply in place of the terms of Section 2(b). Within ten
                  (10) days after Microsoft grants [****] the Game Platform Sublicense, Microsoft shall pay Immersion:

                  (i) [****] if the Game Platform Sublicense is entered into prior to the date that is thirty (30) days prior to the then most recently [****] in the [****];

                  (ii) [****] if the Game Platform Sublicense is entered into within the thirty (30) day period immediately prior to the then most recently [****] in the [****];

                  (iii) [****] if the Game Platform Sublicense is entered into during the time period the [****] of the [****] is underway, but prior to the delivery of [****] for the [****] to be [****] to Immersion (if any) in the [****]; or

                  (iv) the greater of [****] or the amount that is [****] of any [****] that has been [****] in the [****] if the Game Platform Sublicense is entered into after the delivery of the [****] referenced in (3) above. Microsoft shall be entitled to deduct [****] of the [****] received by Microsoft [****] for the Game Platform Sublicense from the amounts payable under this clause (4); provided that the amount payable by Microsoft under this clause (4) will in no event be less than [****].

                  In any of the cases described under clauses (1) - (4) above, the Parties shall each be entitled to [****] of the cash amounts (if any, and including royalty payments and upfront, annual or other license fees) received by Microsoft [****] for the Game Platform Sublicense in excess of the applicable amount specified in such clauses (1) - (4) (after implementation of the calculation specified in clause (4)). Any license grant [****] under the Game Platform Sublicense shall not become

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

                             PROVIDED UNDER RULE 408

                  effective until [****] renders all compensation required under the Game Platform Sublicense to be paid [****] as of the effective date of such Game Platform Sublicense. At the time of making payment to Immersion for [****] Game Platform Sublicense, Microsoft shall also provide Immersion with a fully executed copy of the [****] Game Platform Sublicense.

         d. MICROSOFT'S RIGHT TO SUBLICENSE [****] FOR ADDITIONAL [****]. Immersion on behalf of itself and its Subsidiaries, hereby grants to Microsoft and its Subsidiaries the worldwide, irrevocable, non-terminable right, subject to and during the period set forth in Section 2(j), to sublicense [****] under the Licensed Patents (excluding Patents not directed to Touch Technology) to make, have made, use, offer to sell and sell or otherwise distribute Royalty-Bearing Sony Products, subject to the royalty obligations set forth in Exhibit A. In the event Microsoft and [****] execute an agreement for such a sublicense, Immersion shall pay Microsoft [****] within ten
                  (10) days after the execution thereof. Within ten (10) days after execution of any sublicense under this Section 2(d), Microsoft shall provide a fully executed copy thereof to Immersion.

         e. PAYMENTS TO MICROSOFT IN THE EVENT IMMERSION [****] PRIOR TO MICROSOFT GRANTING [****] A GAME PLATFORM SUBLICENSE. In the event Immersion elects in its discretion to [****] prior to Microsoft's granting [****] the Game Platform Sublicense (and regardless of whether such [****] occurs during or after the twenty-four (24) month period following the Effective Date), then Immersion shall pay Microsoft an amount determined as follows:

                  (i) If Immersion [****] for an amount of [****] up to and including [****], then Immersion shall pay Microsoft the sum of [****].

                  (ii) If Immersion [****] for an amount in excess of [****] up to and including [****], then Immersion shall pay Microsoft the sum of [****] plus an additional amount equal to 25% of the amount of the settlement in excess of [****] up to and including [****].

                  (iii) If Immersion [****] for an amount in excess of [****], then Immersion shall pay Microsoft the sum specified in the preceding clause (3) plus an additional amount equal to [****] of the amount of the settlement in excess of [****].

                  The [****] amounts specified in clauses (i) - (iii) above shall include all amounts, including all royalty payments and upfront, annual or other license fees (regardless of when received), received by Immersion on account of any license, [****], or similar consideration granted by Immersion to [****] in respect of the Licensed Patents, including for fields of use outside of the area of Game Platforms, and (a) in connection with the [****], including any agreement, license, sublicense, option, investment, or other transaction associated with [****], and (b) with respect to any other agreement, license, sublicense, option, investment, or other transaction entered into during the time period that is the lesser of (1) the period set forth in Section 2(j), or (2) eighteen (18) months after [****]. Any amounts due under this
                  Section 2(e) shall be paid to Microsoft within ten (10) days of Immersion's [****]. Immersion further agrees to

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

                             PROVIDED UNDER RULE 408

                  promptly provide Microsoft with sufficient documentation of [****] to enable Microsoft to determine and confirm the payment owed to Microsoft in the event of such a [****].

         f. [****]. Within five (5) days after Microsoft grants [****] a Game Platform Sublicense and pays Immersion the amount due under Section 2(c), Immersion, for no additional consideration or payment whatsoever (whether from Microsoft or [****]) will:
                  (i) [****]; and (ii) [****] licensees, distributors, and customers, direct and indirect, from any [****] or could have [****]. The Immersion obligations set forth in the foregoing sentence shall be contingent on [****] (for no additional consideration or payment whatsoever from Immersion) [****] or that could have been [****] or based on or [****].

         g. SUBLICENSING REVENUE FROM SONY/ERICSSON JOINT VENTURE. If, during the period set forth in Section 2(j), Immersion grants a third party the right to grant licenses for the equivalent of Royalty-Bearing Sony Products to Sony - Ericsson Mobile Communications, Microsoft shall be entitled to receive [****] of all amounts received on account of the grant of such rights, including all royalty payments and upfront, annual or other license fees (regardless of when received). All such amounts shall be paid to Microsoft no than thirty (30) days after receipt by Immersion. In the event that Sony acquires majority ownership of Sony - Ericsson Mobile Communications, the aforementioned percentage shall be increased to [****].

         h. CONDITIONAL PATENTS. Immersion on behalf of itself and its Subsidiaries, agrees that upon written request, it will grant to Microsoft and Microsoft Subsidiaries to the broadest extent and under the most favorable terms and conditions (including the most favorable royalty terms) which Immersion then has the ability or right to do, a license, release and covenant with respect to any Conditional Patents under the terms, conditions, licenses and covenants granted herein, (i.e. of such scope as to permit the sublicense of such Conditional Patents on the terms set forth herein). Such license, release and covenant shall be granted under a separate agreement upon payment to Immersion of the additional royalty or other consideration which Immersion or any of its Subsidiaries is obligated to pay to a third party because of the grant of such license, release or covenant thereunder. In the event that Immersion's obligation to pay a particular licensor is based on a percentage of Immersion's sublicensing revenues from such Conditional Patents, Microsoft and Immersion agree to negotiate a reasonable payment based on the fair market value of the sublicense of such Conditional Patents. If Immersion sublicenses such Conditional Patents to other parties, the fair market value shall be no more than the best terms that Immersion grants or has granted to other sub-licensees for the same or similar sublicense.

         i. OWNERSHIP. Except as expressly licensed to Microsoft in this Sublicense Agreement, Immersion retains all right, title and interest in and to the Licensed Patents. Immersion reserves all rights not expressly granted in this Sublicense Agreement.

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                             PROVIDED UNDER RULE 408

         j. LIMITATION. Microsoft's right to grant sublicenses to [****] or other third parties pursuant to this Section 2 shall only be effective during the twenty-four (24) month period following the Effective Date; provided, however, that any such sublicense granted by Microsoft pursuant to this Section 2 during such twenty-four (24) month period shall be effective for the life of the Licensed Patents or for such lesser duration as Microsoft and the applicable sublicensee may agree, in their sole discretion.

3. PAYMENT. Within five (5) days after the Effective Date, Microsoft shall pay Immersion by cashier's check, wire transfer or other immediately available funds, one hundred thousand dollars (USD $100,000), in consideration of the rights and covenants set forth herein. The payment referenced in this Section 3 is in addition to any payments that Microsoft may be obligated to make to Immersion under Sections 2(b), 2(c) or 2(h) of this Sublicense Agreement.

4. CONFIDENTIALITY. The terms, conditions, and existence of this Sublicense Agreement shall be treated as confidential information by the Parties, and neither Party shall disclose the existence, terms or conditions of this Sublicense Agreement to any third party (other than, in the case of Microsoft, to [****] and to any other Game Platform Vendor entering into a Game Platform Sublicense) without the prior written permission of the other Party. Each Party, however, shall have the right to make disclosures to the extent required by an order of court, regulation of another governmental body, or otherwise by law or by a stock exchange, provided that the Party shall promptly provide written notice to the non-disclosing Party of the intended disclosure and of the court order or regulation prior to such disclosure and that the Party shall take all reasonable steps to minimize such disclosure by, for example, obtaining a protective order and/or appropriate confidentiality provisions requiring that such information to be disclosed be used only for the purpose for which such law, order, regulation or requirement was issued. Additionally, (i) each Party may disclose the terms and conditions of this Sublicense Agreement to the extent reasonably necessary, under a suitable confidentiality agreement, to its accountants, attorneys, financial advisors and in connection with due diligence activities relating to the sale of the stock or a portion of the business of a Party or its Subsidiaries, and
         (ii) Immersion shall be permitted to disclose to [****] and any other Game Platform Vendor entering into a Game Platform Sublicense the permitted scope of Microsoft's sublicense rights under this Sublicense Agreement, provided that Immersion gives Microsoft notice of such proposed disclosure and Microsoft does not respond within thirty (30) days after such notice.

5.       WARRANTIES.

         a.       IMMERSION. Immersion represents, warrants, and covenants that:

                  (i) it has the full power and has taken the necessary and appropriate steps to enter into this Sublicense Agreement and assume the obligations hereunder;

                  (ii) it has the right to license the Licensed Patents, and it has the full power and has taken the necessary and appropriate steps to enter into this Sublicense Agreement and assume the obligations hereunder, and to grant the license rights and covenants set forth herein;

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

                             PROVIDED UNDER RULE 408

                  (iii) it has not previously and will not grant any rights in the Licensed Patents to any third party that are inconsistent with the rights granted to Microsoft herein;

                  (iv) it has not previously and will not grant during the period set forth in Section 2(j) to any third party the right to grant [****] the sublicense rights granted in Sections 2(a) herein;

                  (v) it has not assigned or otherwise transferred or subrogated any interest in any of its claims that are the subject of the Sony Lawsuit, and, except in connection with an assignment by Immersion permitted by Section 8(d), will not assign or otherwise transfer or subrogate any interest (other than in the proceeds) in any of its claims that are the subject of the Sony Lawsuit;

                  (vi)     [****];

                  (vii) as of the Effective Date, the issued Licensed Patents owned by Immersion are subsisting and have not lapsed or otherwise become abandoned;

                  (viii) as of the Effective Date, there are no actual or threatened lawsuits or claims relating to the Licensed Patents other than the action in the United States District Court for the Northern District of California entitled Immersion Corporation v. Sony Computer Entertainment of America, Inc., Sony Computer Entertainment Inc., and Microsoft Corporation, Northern District of California Case No. C02-00710 CW (WDB), contract, business or licensing discussions with existing or potential licensees and customers, and as set forth in Schedule 3.12 to the Series A Redeemable Convertible Preferred Stock Purchase Agreement executed by the Parties on even date herewith; and

                  (ix) as of the Effective Date, Immersion believes, in good faith, that the issued Licensed Patents owned by Immersion are valid and enforceable.

         b. BY MICROSOFT. Microsoft represents, warrants, and covenants that it has the full power and has taken the necessary and appropriate steps to enter into this Sublicense Agreement and assume the obligations hereunder.

         c. DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 5(a) AND 5(b) ABOVE, THE PATENTS ARE PROVIDED "AS IS" AND WITHOUT WARRANTY OF ANY KIND. EACH PARTY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

                  Nothing in this Sublicense Agreement shall be construed (i) as a warranty or representation by Immersion as to the validity or scope of any Licensed Patents; (ii) as a warranty or representation that anything made, used, sold or otherwise disposed of under any license or sublicense granted in or under this Sublicense Agreement is or will be free from infringement by patents, copyrights, trade secrets, trademarks, or other rights of third parties; (iii) as granting by implication, estoppel or otherwise any licenses or rights under patents or other intellectual property rights of Immersion other than expressly granted herein; or (iv)(a) to require Immersion to file any patent application, (b) as a warranty that Immersion

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

                             PROVIDED UNDER RULE 408

                  will be successful in securing the grant of any patent or any reissue or extensions thereof, or (c) to require Immersion to pay any maintenance fees or take any other steps to maintain Immersion's patent rights. Immersion does not assume any responsibility for the manufacture of any product that is manufactured or sold by or for Microsoft or Microsoft's Subsidiaries, or their sublicensees. All warranties in connection with such products shall be made by the manufacturer or seller of such products.

6.       TERM; TERMINATION.

         a. TERM. Unless terminated by Microsoft pursuant to Section 6(b), the term of this Sublicense Agreement shall be from the Effective Date until the expiration of the last to expire of the Licensed Patents.

         b. TERMINATION. The parties expressly agree that this Sublicense Agreement may not be terminated by Immersion, even in the event of Microsoft's breach of this Sublicense Agreement. Notwithstanding the foregoing, Microsoft may terminate this Sublicense Agreement in its sole discretion and at any time upon thirty (30) days' written notice in advance to Immersion. In the event Microsoft elects to terminate this Sublicense Agreement, (i) such termination shall not terminate or otherwise affect any sublicenses granted by Microsoft under this Sublicense Agreement prior to such termination, and (ii) Sections 4, 5, 6(b), 7, 8, and 9 shall survive. Termination of this Sublicense Agreement by Microsoft shall not in any way affect or relieve either of the Parties of the payment obligations set forth in Sections 2(b), 2(c), 2(d) and 2(h) of this Sublicense Agreement.

7.       LIMITATION OF LIABILITIES.

NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES RELATING TO THIS SUBLICENSE AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                             PROVIDED UNDER RULE 408

8.       GENERAL.

         a. NOTICES. All notices and requests in connection with this Sublicense Agreement will be given in writing and will be deemed given as of the day they are received either by messenger, delivery service, or in the mails of the United States of America, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

         TO: MICROSOFT                               TO: IMMERSION
         Microsoft Corporation                       Immersion Corporation
         Attention: Vice President, Intellectual     Attention: Vice President,
         Property                                    Legal Affairs
         One Microsoft Way                           801 Fox Lane
         Redmond, Washington 98052-6399              San Jose, California 95131
         Phone: (425) 882-8080                       Phone: (408) 467-1900
         Fax: (425) 936-7329                         Fax: (408) 467-1901
         Copy to: Vice President, Litigation
         Fax: (425) 936-7409

                  or to such other address as the Party to receive the notice or request so designates by written notice to the other.

         b. INDEPENDENT CONTRACTORS. The Parties are independent contractors, and nothing in this Sublicense Agreement will be construed as creating an employer-employee relationship, a partnership, or a joint venture between the Parties. Neither Party will have the power to bind the other Party or incur obligations on the other Party's behalf without the other Party's prior written consent.

         c. DISPUTE RESOLUTION. This Sublicense Agreement shall be construed and controlled by the laws of the State of Washington, and each Party consents to exclusive jurisdiction and venue in the federal courts sitting in King County, Washington, unless no federal subject matter jurisdiction exists, in which case each Party consents to exclusive jurisdiction and venue in the Superior Court of King County, Washington. Each Party waives all defenses of lack of personal jurisdiction and forum non-conveniens. Process may be served on either Party in the manner authorized by applicable law or court rule. In any action to enforce any right or remedy under this Sublicense Agreement or to interpret any provision of this Sublicense Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

         d. ASSIGNMENT. This Sublicense Agreement will be binding upon and inure to the benefit of each Party's respective successors and lawful assigns. Microsoft will have the right to assign this Sublicense Agreement or any or all of its rights under this Sublicense Agreement, in whole or in part (in any case together with all restrictive terms continuing with such assignment) to any purchaser of any Microsoft business that grants the sublicenses authorized herein; provided, that Microsoft may not make any such assignment to Sony Corporation, Sony Computer Entertainment, Inc., Sony Computer Entertainment of America, Inc., Nintendo, Inc., or any of their Subsidiaries or successors. This Sublicense

                             PROVIDED UNDER RULE 408

                  Agreement may be assigned by Immersion to any acquiror of all or substantially all of the business or assets of Immersion, or in connection with a merger. Microsoft and Immersion will each have the right to merge or consolidate without the prior approval of the other Party. Except as permitted above, assignment of this Sublicense Agreement, whether by contract, operation of law, or otherwise, will be void.

         e. CONSTRUCTION. If for any reason a court of competent jurisdiction finds any provision of this Sublicense Agreement, or portion thereof, to be unenforceable, that provision of the Sublicense Agreement will be enforced to the maximum extent permissible so as to effect the intention of the Parties, and the remainder of this Sublicense Agreement will continue in full force and effect. Failure by either Party to enforce any provision of this Sublicense Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Sublicense Agreement has been negotiated by the Parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either Party.

         f. ENTIRE AGREEMENT. This Sublicense Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and merges all prior and contemporaneous communications regarding the subject matter hereof. This Sublicense Agreement will not be modified except by a written agreement dated subsequent to the Effective Date and signed on behalf of Immersion and Microsoft by their respective duly authorized representatives. This Sublicense Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the Sublicense Agreement. Delivery of an executed counterpart of this Sublicense Agreement by facsimile transmission shall be effective as delivery of an originally executed counterpart of this Sublicense Agreement.

                  [Remainder of page intentionally left blank]

                              SIGNATURE PAGE TO THE
                        GAME CONSOLE SUBLICENSE AGREEMENT

         IN WITNESS WHEREOF, the Parties have entered into this Sublicense Agreement as of the Effective Date written above.

                                    IMMERSION CORPORATION

                                    By: ________________________________________
                                        VICTOR VIEGAS
                                        President, Chief Executive Officer and
                                        Chief Financial Officer

                                    MICROSOFT CORPORATION

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    By: ________________________________________
                                        Name:
                                        Title:

                CONFIDENTIAL TREATMENT REQUESTED - EDITED COPY

                                    EXHIBIT A

                   ROYALTIES FOR ROYALTY-BEARING SONY PRODUCTS

1. In the event Microsoft grants [****] the additional license rights referenced in Section 2(d), Microsoft shall arrange for [****] to pay royalties directly to Immersion as described below.

         a. The royalty applicable to each unit of a given type of Royalty-Bearing Sony Product that is licensed, sold, or otherwise distributed or disposed of by any entity licensed under the sublicense granted pursuant to Section 2(d) of the Sublicense Agreement (a "UNIT") shall be the greater of:

                           (i)      [****] per Unit; or

                           (ii) [****] of the wholesale cost of production of such Unit.

         b. Alternatively, at [****] option, in the event that Immersion has entered into an agreement with a party other than [****] (excluding (i) the License Agreement entered into by Microsoft and Immersion simultaneously with the execution of this Agreement, (ii) any other agreement with a third party in connection with the [****]; and (iii) any agreement under which Immersion receives a license or [****] from such third party) (a "THIRD PARTY AGREEMENT") in which Immersion grants such third party rights under the Licensed Patents of equivalent scope to the rights sublicensed to [****] under
                  Section 2(d), if, taken as a whole, the terms of such Third Party Agreement are more favorable than the terms of the agreement entered into by [****] and Microsoft pursuant to
                  Section 2(d) ("SECTION 2(d) AGREEMENT"), [****] may elect that all material terms of such Third Party Agreement shall apply to [****] in place of the Section 2(d) Agreement. In the event of such an election by [****] and Microsoft shall terminate the Section 2(d) Agreement, and Immersion and [****] will enter into an agreement containing all such material terms of such Third Party Agreement.

2. Except as otherwise agreed by [****] and Immersion, royalties payable for Units shall be paid within 30 days after the end of the calendar quarter in which [****] receives revenue for such Unit and to a bank account designated by Immersion.

3. Portable keyboards, styluses or pens bundled with handheld mobile entertainment or productivity devices shall not bear a separate royalty; the only royalty payable shall be on the underlying handheld mobile entertainment or productivity devices with which such portable keyboards, styluses or pens are intended to be used.